UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Dakota Gold Corp.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DAKOTA GOLD CORP.
106 Glendale Drive, Suite A
Lead, South Dakota, 57754
(605) 717-2540

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders,
The 2026 annual meeting of stockholders of Dakota Gold Corp., a Delaware corporation, will be held at 106 Glendale Drive, Suite A, Lead, South Dakota, on Wednesday, May 27, 2026 at 8:00 a.m. Mountain Time. For instructions on how to attend and vote your shares at the annual meeting, see the information in the accompanying proxy statement. The 2026 annual meeting of stockholders will be held for the following purposes:
1.
To elect seven directors to hold office until the 2027 annual meeting of stockholders or until their successors are elected;

2.
To ratify the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accountant, for the fiscal year ending December 31, 2026; and

3.
To transact such other business that may properly come before the annual meeting or at any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR each of the director nominees and FOR Proposal 2.
You are entitled to attend and vote at the annual meeting, or any postponement or adjournment of the annual meeting, if you are a holder of our common stock at the close of business on April 7, 2026 (record date). This proxy statement, proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are first being sent to stockholders on or around April 15, 2026.
Your vote is important. Whether or not you plan to attend the annual meeting, you are urged to vote as soon as possible to ensure your shares are represented and voted at the annual meeting.
How You Can Vote

We use the “Notice and Access” model permitted by the U.S. Securities and Exchange Commission for distributing our annual meeting materials electronically to certain stockholders. Some stockholders may also automatically receive our annual meeting materials in paper form. You may choose to receive your materials in either format. Please see “Internet Availability of Proxy Materials” on page 1 of the Proxy Statement for more information.
To make sure that your shares are represented at the annual meeting, please cast your vote by one of the following methods:

Online	Go to www.ProxyVote.com and follow the instructions provided. You will need the Control Number provided on your proxy card.
Mail	Complete and sign a paper proxy card or instruction form and mail it in the postage-paid envelope.
During the Meeting	You may vote in person at the annual meeting.

If you are a beneficial stockholder and hold your shares through a broker, bank or other nominee:
You should follow the instructions in the Notice of Internet Availability of Proxy Materials or voting instructions provided by your broker or nominee. In these cases, you may vote by Internet or mail. You may vote your shares beneficially held through your broker if you attend the annual meeting and you obtain a legal proxy from your broker giving you the legal right to vote the shares at the annual meeting.
How You Can Access Proxy Materials Online
Important Notice Regarding the Availability of Proxy Materials for the 2026 annual meeting:
The Proxy Statement, Proxy Card and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available on the Internet at www.ProxyVote.com
We encourage stockholders to submit their votes in advance of the annual meeting.
April 15, 2026
Cordially,
/s/ Amy Koenig

Amy Koenig
Senior Vice President, Chief Legal Officer and
Corporate Secretary
TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE VOTE AS SOON AS POSSIBLE VIA THE INTERNET OR MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING IN PERSON MAY REVOKE THEIR PROXIES AND VOTE IN PERSON DURING THE ANNUAL MEETING IF THEY SO DESIRE.

Proxy Statement
DAKOTA GOLD CORP
106 Glendale Drive, Suite A
Lead, South Dakota 57754
This proxy statement is furnished to the stockholders of Dakota Gold Corp. (“Dakota Gold,” the “Company,” “we” or “our”) in connection with the solicitation of proxies by the board of directors of Dakota Gold Corp. (the “Board of Directors” or the “Board”) to be voted at the 2026 annual meeting of stockholders on May 27, 2026, or at any postponements or adjournments of the annual meeting. Our annual meeting is being held for the purposes set forth in the accompanying Notice of 2026 Annual Meeting of Stockholders. The proxy statement, proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2025, were first made available to stockholders on or about April 15, 2026.

ABOUT THE MEETING

You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your common stock at the 2026 annual meeting of stockholders to be held on May 27, 2026. This proxy statement describes matters on which we would like you to vote at our annual meeting. It also provides you with information on these matters so that you may make an informed decision.
INTERNET AVAILABILITY OF PROXY MATERIALS
We will furnish our proxy materials through “Notice and Access” via the Internet in accordance with the rules adopted by the Securities and Exchange Commission (the “SEC”). In accordance with the “Notice and Access” model, we will furnish a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders who will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of proxy materials. The Notice will contain instructions on how to access our proxy materials and how to vote. In addition, stockholders may request proxy materials in printed form by mail or electronically by email by writing to our Chief Legal Officer at 106 Glendale Drive, Suite A, Lead, South Dakota, 57754 or at info@dakotagoldcorp.com. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON MAY 27, 2026: The Proxy Statement, Proxy Card and Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available at www.ProxyVote.com.
HOW TO ATTEND THE ANNUAL MEETING
All stockholders (or their duly appointed proxies) as of the close of business on April 7, 2026 (the “record date”) may attend the annual meeting. If you are not a stockholder of record but hold your shares through a broker, bank or other holder of record (i.e., in “street name”) and wish to attend the annual meeting, you will need to provide proof of beneficial ownership on the record date, such as your most recent account statement as of the record date, a copy of the voting instruction card provided by your broker, bank or other holder of record, or other similar evidence of ownership. Registration and seating will begin at 7:30 a.m. Mountain Time. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.
HOW YOU CAN VOTE
We encourage stockholders to submit their votes in advance of the annual meeting. You may elect to vote by one of the following methods.

If you are a stockholder of record or “registered stockholder”:
Online	Go to www.ProxyVote.com and follow the instructions provided. You will need the Control Number provided on your proxy card.
Mail	Complete and sign a paper proxy card or instruction form and mail it in the postage-paid envelope.
During the Meeting	You may vote in person at the annual meeting.
If you are a beneficial stockholder:
You should follow the instructions in the Notice or voting instructions provided by your broker or nominee. In these cases, you may vote by Internet or mail. You may vote your shares beneficially held through your broker if you attend the annual meeting and you obtain a legal proxy from your broker giving you the legal right to vote the shares at the annual meeting.
HOUSEHOLDING
If you are the beneficial owner, but not a registered stockholder of the Company, and you share an address with other beneficial owners, your broker, bank, or other intermediary is permitted to deliver a single copy of this proxy statement and the accompanying proxy materials for all stockholders to your address, unless a stockholder has asked its broker, bank, or other intermediary for separate copies. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
•
To receive separate copies:   If you would like to receive a separate copy of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, or the materials for future meetings, you should notify your broker to discontinue householding and direct your written request to receive separate copies of the proxy materials to our Corporate Secretary at our principal executive office located at 106 Glendale Drive, Suite A, Lead, South Dakota 57754 or at info@dakotagoldcorp.com and we will promptly deliver them to you.

•
To stop receiving separate copies:   If you currently receive separate copies of these materials and wish to receive a single copy in the future, you will need to contact your broker, bank, or other intermediary to request householding of these materials.

PROPOSALS FOR THE 2026 ANNUAL MEETING
At our annual meeting, stockholders will vote on the following items of business:
1.
Proposal 1 — Election of Directors.   To elect seven directors to hold office until the 2027 annual meeting of stockholders or until their successors are elected.

2.
Proposal 2 — Ratification of Appointment of Independent Auditors.   To ratify the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accountant, for the fiscal year ending December 31, 2026.

Stockholders will also vote on such other matters as may properly come before the annual meeting or any postponement or adjournment thereof.
Our Board of Directors recommends that you vote:
•
FOR the election of each of the seven nominated directors (see “Proposal 1”); and

•
FOR the ratification of the appointment of Deloitte & Touche LLP, as the Company’s independent registered public accountant, for the fiscal year ending December 31, 2026 (see “Proposal 2”).

With respect to any other matter that properly comes before the annual meeting, any of the officers named as proxy holder will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.
SHARES ENTITLED TO VOTE
As of the record date for the annual meeting, we had 133,517,177 shares of common stock that were outstanding and are entitled to vote at the annual meeting. You can vote all of the shares that you owned on the record date. These shares include: (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.
Most stockholders hold their shares through a broker or other holder of record rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are considered, with respect to those shares, the stockholder of record, and we have sent the Notice directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the annual meeting. You may vote by proxy via the Internet by following the instructions provided in the Notice. If you request printed copies of the proxy materials by mail, you may also vote by filling out the proxy card included with the materials or by calling the toll-free number found on the proxy card.

•
Beneficial Owner.   If your shares are held in a brokerage account, or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by that holder together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote and are also invited to attend the annual meeting.

STOCKHOLDERS ENTITLED TO ATTEND THE ANNUAL MEETING
All stockholders as of the record date (or their duly appointed proxies) may attend the annual meeting.
QUORUM
The presence at the annual meeting, in person or by proxy, of the holders of one-third (33 1∕3%) of the shares of our common stock outstanding and entitled to vote as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the annual meeting (other than an adjournment or postponement of the annual meeting). If you properly submit a proxy, even if you abstain from voting or cast a WITHHOLD vote, then your shares will be counted for purposes of determining the presence of a quorum. If a broker or bank indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the annual meeting.
HOW YOU MAY VOTE ON EACH PROPOSAL
The voting options for the proposals that we will consider at the annual meeting are:
•
Proposal 1 — Election of Directors.   In the election of directors, you may vote FOR any one or all of the nominees or your vote may be WITHHELD with respect to any one or all of the nominees.

•
Proposal 2 — Ratification of Appointment of Independent Auditors.   For the ratification of the appointment of Deloitte & Touche LLP, you may vote FOR or AGAINST the proposal or you may indicate that you wish to ABSTAIN from voting on the proposal.

VOTES REQUIRED FOR APPROVAL
The voting requirements for the proposals that we will consider at the annual meeting are:
•
Proposal 1 — Election of Directors.   Seven candidates will be elected by a plurality of the voting power of the shares of stock present, in person or by proxy, at the annual meeting and entitled to vote on this matter. That is, the seven candidates that receive the highest number of affirmative votes FOR their election will be elected to serve on our Board of Directors. A WITHHOLD vote with respect to any nominee will not affect the election of that nominee. Broker non-votes will have no effect on the election of directors.

•
Proposal 2 — Ratification of Independent Auditors.   The affirmative vote of a majority of the voting power of the shares of stock present, in person or by proxy, at the annual meeting and entitled to vote on this matter FOR this proposal will be required for ratification. For this proposal, if you choose to ABSTAIN from voting, it will count as a vote cast and will therefore have the same effect of a vote AGAINST this proposal.

HOW PROXIES WILL BE TABULATED AND VOTED
Representatives of Broadridge Financial Solutions, Inc., will count the votes and serve as inspector of the election. We do not expect any matters to be presented for a vote at the annual meeting other than the matters described in this proxy statement. If you grant a proxy, any of the officers named as proxy holder, Jack Henris, Shawn Campbell and Amy Koenig or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the annual meeting. If a nominee is not available as a candidate for director, any of the officers named as proxy holder will vote your proxy for another candidate nominated by our Board of Directors.
Proxies submitted properly will be voted in accordance with the instructions contained therein. If you submit a proxy but do not provide voting directions, the proxy will be voted:
•
FOR each of the seven director nominees;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

and in such manner as the proxy holders named on the proxy determine, in their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
If your shares are held through a broker, bank or other nominee (collectively referred to as “brokers”), the broker will vote your shares according to the specific instructions it receives from you. If the broker does not receive voting instructions from you, the broker may vote only on proposals that are considered “routine” matters. Under applicable rules and guidance of the New York Stock Exchange (“NYSE”), at this year’s annual meeting, your broker may vote without your instructions only on Proposal 2 (Ratification of Appointment of Independent Auditors). The broker’s failure to vote on Proposal 1 (Election of Directors) because the broker lacks discretionary authority to do so is commonly referred to as a “broker non-vote”.
CHANGING YOUR VOTE
After you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the annual meeting by:
•
delivering a written notice of your revocation to our Chief Legal Officer at our principal executive office located at 106 Glendale Drive, Suite A, Lead, South Dakota 57754; or

•
executing and delivering a later dated proxy card; or

•
by the Internet by following the voting instructions provided in the Notice.

In addition, the powers of the proxy holders to vote your stock will be suspended if you attend the annual meeting and so request, although attendance at the annual meeting will not by itself revoke a previously granted proxy.

SOLICITATION COSTS
The accompanying proxy is solicited on behalf of the Company by its Board of Directors, and the cost of solicitation will be borne by Dakota Gold. Following the original mailing of the proxies and soliciting materials, directors, officers, and employees of the Company may solicit proxies by mail, telephone, facsimile, email or personal interviews. We will also request banks and brokers to solicit their customers who have a beneficial interest in our common stock registered in the names of nominees, and we will reimburse banks and brokers for their reasonable out-of-pocket expenses in so doing. Such cost is anticipated to be immaterial.

PROPOSAL 1:
ELECTION OF DIRECTORS

The Board of Directors unanimously recommends that the Company’s stockholders vote FOR the election of each of the seven nominees.
The Board of Directors has nominated for election at the annual meeting Drs. Quartermain and O’Rourke, Messrs. Iverson, Kenner and Puil and Mses. Grafton and Schroeder to serve until the 2027 annual meeting of stockholders or until their successors are elected. Each nominee has consented to being named as a nominee.
The following table sets forth the name, age, and current positions of each nominee:
Name	Age	Position	Director Since
Jennifer S. Grafton(1)(2)(3)	50	Director, Chair of the Compensation Committee	March 2022
Brian G. Iverson	63	Director	March 2026
Todd J. Kenner(1)	64	Director, Lead Independent Director	May 2025
Stephen T. O’Rourke	70	Director, Co-Chairman of the Board of Directors,	March 2022
Kevin Puil(2)(3)	52	Director, Chair of the Nominating and Corporate Governance Committee	May 2025
Robert Quartermain	71	Director, Co-Chairman of the Board of Directors, Chief Executive Officer	March 2022
Alice D. Schroeder(1)(2)(3)	69	Director, Chair of the Audit Committee	August 2022

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

The seven candidates that receive the highest number of affirmative votes will be elected to serve on our Board of Directors.
Nominees for Election
Biographical information regarding each nominee is set forth below.
Jennifer S. Grafton.   Ms. Grafton has served as a director of Dakota Gold since March 2022 and as the Chief Operating Officer, General Counsel and Secretary of Rare Earths Americas, Inc., since February 2025. She has also served as Lead Independent Director of Farmland Partners, Inc. (NYSE: FPI) since March 2023. Previously, she served as Executive Vice President and General Counsel (March 2023 – May 2024) and Senior Vice President and Deputy General Counsel (January 2021 – February 2023) of E2open Parent Holdings Inc. (NYSE: ETWO), a cloud-based, end-to-end supply chain management software company. From December 2008 to July 2019, Ms. Grafton worked at Westmoreland Coal Company (NASDAQ: WLB), most recently serving as Chief Legal Officer, Chief Administrative Officer and Secretary. Prior to Westmoreland, Ms. Grafton worked in the corporate group of various Denver-based and national law firms focusing her practice on securities and corporate governance. Ms. Grafton holds a Master of Business Administration from the University of Michigan, Juris Doctorate from the University of Denver and a Bachelor of Arts in politics and government from the University of Puget Sound. Our Board of Directors believes Ms. Grafton’s experience and skills developed as a lawyer and an executive officer for several publicly traded companies provide her with the appropriate background in matters related to corporate governance and risk assessment and make her well-qualified to serve as a director of the Company.

Brian G. Iverson.   Mr. Iverson has served as a director of Dakota Gold since March 2026 and is a senior legal and financial executive with more than 30 years of experience in the utility, energy and financial services sectors. He currently serves as the General Counsel, Senior Vice President Regulatory and Public Policy for TXNM Energy (NYSE: TXNM), where he oversees legal affairs, regulatory strategy, governmental and tribal relations, supply chain and internal audit, since September 2024. Previously, he served as the Senior Vice President & General Counsel (2016 – 2024) for Black Hills Corporation (NYSE: BKH), an electric and gas utility company headquartered in Rapid City, South Dakota. Prior to this role, Mr. Iverson held roles of increasing responsibility for Black Hills Corporation including Senior Vice President, Regulatory and Government Affairs & Assistant General Counsel (2014 – 2016), Vice President and Treasurer (2011 – 2015), Vice President, Electric Regulatory Services (2008 – 2011), and Senior Counsel (2004 – 2008). Mr. Iverson holds a Juris Doctorate, Master of Business Administration, and a Bachelor of Science in Business Administration, Accounting, all from the University of South Dakota. Mr. Iverson is a NACD Board Leadership Fellow, Certified Public Accountant, and a Chartered Global Management Accountant. Our Board of Directors believes Mr. Iverson’s experience and skills developed as an executive officer, lawyer and leader of regulatory, governmental affairs and treasury functions for several publicly traded companies make him well-qualified to serve as a director of the Company.
Todd J. Kenner.   Mr. Kenner has served as a director of Dakota Gold since May 2025. Mr. Kenner has more than 40 years of experience in engineering design and business management. Mr. Kenner currently serves as Interim CEO of Elevate Rapid City, the area’s economic development organization. Mr. Kenner served as President and CEO of RESPEC Company, LLC (“RESPEC”) from May 2009 to December 2024. RESPEC is headquartered in Rapid City, South Dakota, and during his 15 years with the company, he led strategic expansion leveraging the company’s nationally recognized technical expertise in rock mechanics. During his tenure, RESPEC grew from annual revenues of $14M to $142M and the geographic presence of two to 28 offices and two international locations, with a total of 650 professionals. Mr. Kenner’s public service experience has included board leadership with the American Council of Engineering Companies (ACEC), the Nevada State Board of Professional Engineers and Land Surveyors, and the South Dakota Mines Center for Alumni Relations and Advancement (CARA). Mr. Kenner holds a Bachelor of Science in Civil Engineering and an Honorary Doctorate — Doctor of Public Services, both from South Dakota Mines. He is also a graduate of the Harvard Business School for Senior Executives program. Our Board of Directors believes Mr. Kenner’s experience and skills developed as an executive officer in multi-dimensional engineering and technology consulting companies for over 25 years make him well-qualified to serve as a director of the Company.
Stephen T. O’Rourke.   Dr. O’Rourke has served as a director of Dakota Gold since March 2022. He served as Managing Director for Dakota Gold from July 2024 – July 2025. He previously served as President of Global Petroleum Exploration for BHP Billiton (“BHPB”) (NYSE: BHP) (May 2007 – May 2011) and was a member of its senior management team. Other key roles at BHPB included Vice President of Development Planning and Vice President of Appraisal and Petroleum Engineering (June 2003 – May 2007). From July 1983 to March 2000, he held various senior technical and management roles for Shell Oil Co. He was a founding partner of Strategic Management Partners LLC (December 2024 – July 2026), a consulting firm based in Rapid City, South Dakota, specializing in energy, minerals and business development. He is currently the Non-Executive Lead Director of RESPEC, an engineering consulting firm also based in Rapid City. He served as a director for Dakota Oil and Gas Co., a privately held South Dakota-focused oil and gas exploration company, from June 2020 – July 2025. Dr. O’Rourke is also a co-founder and past Chairman of the South Dakota Mines Geological Engineering advisory board. Dr. O’Rourke holds a Bachelor of Science in Geological Engineering and an Honorary Doctorate of Public Service from South Dakota Mines and is a graduate of the Wharton School of Business Advanced Management Program. Our Board of Directors believes Dr. O’Rourke’s experience and skills developed as an executive officer for a publicly traded company provide him with the appropriate background in matters related to mining operations and risk assessment and make him well qualified to serve as a director of the Company.

Kevin Puil.   Mr. Puil has served as the Managing Partner of RIVI Capital LLC, a private equity firm specializing in precious metals, since 2014. With over 25 years of experience in the resource investment sector, he brings a wealth of expertise as a former fund manager and investment analyst. Throughout his career, Mr. Puil has held senior roles at several notable firms. At Bolder Investment Partners (now Haywood Securities), he was a Partner and Portfolio Manager, and later, he held the position of Senior Analyst of natural resources at the Encompass Fund. In addition to his investment acumen, Mr. Puil has served as an independent director for multiple international mining companies. He holds a degree in Economics from the University of Victoria in British Columbia and is a Chartered Financial Analyst (CFA) Charterholder. Our Board of Directors believes Mr. Puil’s experience and skills in the financial sector make him well-qualified to serve as a director of the Company.
Robert Quartermain.   Dr. Quartermain has served as Chief Executive Officer of Dakota Gold since October 2024 and as a director of Dakota Gold since March 2022. From January 2010 to December 2019, he was Executive Chairman of Pretium Resources Inc., which he founded. Prior to Pretium, he was President and Chief Executive Officer of Silver Standard Resources Inc. (now SSR Mining Inc.) for 25 years from 1985 to 2010. Dr. Quartermain holds a Bachelor of Science from the University of New Brunswick, a Master of Science from Queens University, his Professional Geoscience certification from the Engineers and Geoscientists BC (retired in 2026), and Honorary Doctor of Science from the University of New Brunswick. In addition to his focus on Dakota Gold, Dr. Quartermain has a number of education, wildlife and social justice philanthropic interests that he supports. Our Board of Directors believes Dr. Quartermain’s experience and skills developed as an executive officer and director for several publicly traded mining companies provide him with the appropriate background in matters related to finance, mining operations and risk assessment and make him well-qualified to serve as a director of the Company.
Alice D. Schroeder.   Ms. Schroeder has served as a director of Dakota Gold since August 2022 and serves on or has served on numerous public and private company boards. She also currently serves on two additional U.S. public company boards: Stellantis N.V. (April 2025 – present)(NYSE: STLA) and HSBC N.A. Holdings (October 2021 – present)(NYSE: HSBC). She has served on or chaired audit, compensation, nominating/governance, and sustainability committees on several boards. She began her career as a CPA at Ernst & Young and spent nearly two decades on Wall Street as an analyst and banker and as a managing director at several firms, principally Morgan Stanley. Ms. Schroeder holds both a Bachelor and Master of Business Administration from the University of Texas at Austin. Our Board of Directors believes Ms. Schroeder’s experience and skills developed as a director for numerous publicly traded companies provide her with the appropriate background in matters related to finance and risk assessment and make her well-qualified to serve as a director of the Company.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, pursuant to the recommendation of the Audit Committee of the Board of Directors, unanimously recommends that the Company’s stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
The affirmative vote of the holders of a majority of the common stock entitled to vote and represented in person or by proxy at the annual meeting is required to ratify the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2026. In the event the ratification is not approved by the required number of holders, the Audit Committee may reconsider, but will not necessarily change, its selection of Deloitte to serve as our independent registered public accounting firm. A representative of Deloitte will not attend the annual meeting.
Deloitte has been engaged as the Company’s independent registered public accounting firm since November 18, 2025, and audited the Company’s financial statements as of and for the fiscal years ended December 31, 2025. Ernst & Young LLP (“EY”) was engaged as the Company’s independent registered public accounting firm from August 14, 2023 to November 18, 2025, and audited the Company’s financial statements as of and for the fiscal years ended December 31, 2024 and 2023. The Company’s prior engagement with EY as the Company’s independent registered public accounting firm was terminated by mutual agreement of the Company’s Audit Committee and EY. EY’s reports on the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2024 and 2023, and in the subsequent interim period through November 18, 2025, there were no disagreements between the Company and EY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of EY would have caused EY to make reference to the matter in their report.
The following table sets out the aggregate fees billed by Deloitte and EY for the fiscal year ended December 31, 2025, and EY for the fiscal year ended December 31, 2024, for the categories of fees described:
	Fiscal year ended December 31, 2025	Fiscal year ended December 31, 2024
	$	$
Audit fees(1)
Deloitte	280,276
EY	540,360	450,000
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees	—	—
Total Fees	820,636	450,000

(1)
Audit fees include fees necessary to perform the annual audit and quarterly reviews of the Company’s consolidated annual financial statements, reviews of interim financial statements, consents, comfort letters and financial accounting and reporting consultations.

(2)
Audit-related fees are fees for services that are traditionally performed by the auditor and are reasonably related to the performance of the audit of the financial statements.

(3)
Tax fees include fees for all tax services other than those included in Audit Fees and Audit-Related Fees. This category includes fees for professional services rendered in connection with tax compliance, tax advice and tax planning.

(4)
All Other Fees includes all other non-audit services.

Pre-Approval Policies and Procedures
All services to be performed by the Company’s auditors must be approved in advance by the Audit Committee. The Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence and has adopted a charter governing its conduct. The charter is reviewed annually and requires the pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its auditors, subject to the de minimis exceptions for non-audit services as allowed by applicable law or regulation. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, if decisions of such a subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, all services and related fees reported during the fiscal years ended December 31, 2025 and 2024 were pre-approved by the Audit Committee.

CORPORATE GOVERNANCE

Corporate Governance Guidelines
Our Board has adopted “Corporate Governance Guidelines,” which guide the operation of our Board and assist our Board in fulfilling its obligations to stockholders and other constituencies. The guidelines lay the foundation for the Board’s responsibilities, operations, leadership, organization, and committee matters. The Nominating and Corporate Governance Committee reviews the guidelines annually, and the guidelines may be amended at any time, upon recommendation by the Committee and approval of the Board. The guidelines can be found on our website at https://dakotagoldcorp.com/company/corporate-governance/.
Board Leadership Structure
Drs. O’Rourke and Quartermain serve as Co-Chairs of our Board of Directors. As Co-Chairs, they lead our Board in the performance of its duties by establishing meeting agendas and facilitating board meetings and executive sessions. On October 30, 2024, Dr. Quartermain was also appointed to the role of Chief Executive Officer.
As provided in our Corporate Governance Guidelines, the Board does not have a policy on whether or not the roles of Chairman and CEO should be separate or combined. The Nominating and Corporate Governance Committee annually reviews the appropriate structure for the Company. Because our Board Co-Chairs are not independent, as provided in our Corporate Governance Guidelines, our Board annually appoints a Lead Independent Director. The primary responsibilities of the Lead Independent Director are to serve as a liaison between the Company’s management and the independent Directors, facilitate discussions among independent Directors, and preside at meetings of independent Directors. Mr. Kenner was appointed to the role of Lead Independent Director in May of 2025. The Board believes this leadership structure is appropriate and provides consistent and effective oversight of our management and our Company.
Risk Oversight
Our Board oversees an enterprise risk management (“ERM”) approach to risk management that supports our operational and strategic objectives. It fulfills its oversight responsibilities through receipt of quarterly reports from management that include identification of material risks involving strategic planning and execution, operations, physical and cybersecurity, environmental, permitting, governance, financial, legal, safety, social license, and human resources risks. While our full Board retains responsibility for risk oversight, it delegates oversight of certain risk considerations to its committees within each of their respective areas of responsibility as defined in the charter for each committee.

Board Independence
In accordance with NYSE American rules, the Board through its Nominating and Corporate Governance Committee, affirmatively determines the independence of each director and director nominee in accordance with guidelines it has adopted, which include all elements of independence set forth in the NYSE American listing standards. Based on these standards, the Nominating and Corporate Governance Committee determined that each of the following non-employee directors is independent and has no relationship with us, except as a director and stockholder: Jennifer S. Grafton, Brian G. Iverson, Todd J. Kenner, Kevin Puil, and Alice D. Schroeder. Based on these standards, the Committee determined that Dr. Quartermain is not independent because he is our CEO and Dr. O’Rourke is not independent because he served as a Managing Director for the Company until June 30, 2025.
Insider Trading Policy and Hedging Restrictions
The Board of Directors has adopted an Insider Trading Policy. The provisions of this policy expressly prohibit all directors, officers and other employees of the Company from purchasing or selling, either directly or indirectly, securities of the Company while in possession of material nonpublic information related to the Company. To further ensure adherence with this policy, procedures have been established for setting blackout periods and permissible open trading windows, as well as advance notice of market transactions. The Insider Trading Policy provides guidance as to what constitutes material information, when information becomes public and how to safeguard confidential information of the Company. The Insider Trading Policy addresses transactions by family members and under Company plans, as well as other transactions which may be prohibited, such as short-term trading, short sales, publicly trading in options, hedging transactions and post-termination transactions. The policy discusses the consequences of an insider trading violation, additional trading restrictions and certain reporting requirements applicable to directors, officers, and employees. The policy contains guidelines and procedures related to the establishment of Rule 10b5-1 trading plans, in accordance with the new safe harbor requirements of Securities Exchange Act Rule 10b5-1. The Insider Trading Policy also expressly prohibits all officers, directors and employees of the Company from engaging in short sales of Company securities, hedging transactions or engaging in any other type of transaction where they will earn a profit based on a decline in the Company’s stock price, or otherwise entering into any similar arrangement with respect to Company securities.
Our Insider Trading Policy and related Rule 10b5-1 trading plan requirements have been filed with the SEC as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Code of Ethics
On March 30, 2022, our Board approved our Code of Ethics, which applies to all our directors, officers and employees. Our code of ethics is available on our website at https://dakotagoldcorp.com/company/corporate-governance/.
Delinquent Section 16(a) Reports
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with, except that, due to administrative delays, each of Todd Kenner, John Henris and Kevin Puil had (i) one late Form 3 filing reporting their respective initial statement of beneficial ownership and (ii) one late Form 4 filing covering one transaction for each report.
Communications with the Board of Directors
We value the views and input of our stockholders and believe that fostering productive dialogue with our stockholders contributes to our long-term success. Stockholders and other interested parties who wish to communicate with our Board of Directors, including our Co-Chairmen, independent directors as a group, or any other individual director, may send their communication to our Co-Chairmen at info@dakotagoldcorp.com or 106 Glendale Drive, Suite A, Lead, South Dakota, 57754, USA.

MEETINGS AND COMMITTEES OF THE BOARD

Meetings of the Board of Directors
Our Board of Directors held six meetings during the fiscal year ended December 31, 2025. Each incumbent director attended at least seventy-five percent of all meetings of the Board of Directors and committees of the Board of Directors on which he or she served during the fiscal year ended December 31, 2025.
Committees of the Board of Directors and Committee Meetings
Our Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. Those standing committees are the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee. Each committee operates under a charter, which is available on our website at https://dakotagoldcorp.com/company/corporate-governance/ and is also available in print to any stockholder who requests it. Members of our committees are designated by our Board upon recommendation of the Nominating and Corporate Governance Committee.
Audit Committee
Our Audit Committee currently consists of the following members who are all independent under applicable NYSE American listing standards: Ms. Schroeder (Chair), Ms. Grafton and Mr. Kenner. All members of our Audit Committee qualify as an “Audit Committee Financial Expert” as that term is defined in rules promulgated by the SEC. The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation: (i) assisting the Board of Directors in its oversight of: (a) the integrity of the financial statements of the Company, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company’s independent auditor and (d) the performance of the independent auditor; (ii) preparing the audit committee report required pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement; and (iii) performing such further functions as may be consistent with the Audit Committee charter or assigned by applicable law, the Company’s Bylaws or the Board of Directors.
The Board of Directors has adopted a written charter for the Audit Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/8378/audit-committee-charter-2025-11-18.pdf.
Compensation Committee
Our Compensation Committee currently consists of the following members who are all independent under applicable NYSE American listing standards: Ms. Grafton (Chair), Mr. Puil and Ms. Schroeder. The purpose of the Compensation Committee is: (i) to oversee the Company’s compensation and employee benefit plans and practices, including its executive and director compensation plans, and its incentive-compensation and equity-based plans; (ii) to evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans and make recommendations to the Board of Directors to determine and approve the Chief Executive Officer’s compensation level based on this evaluation; (iii) to retain, in its sole discretion, a compensation consultant, legal counsel or other adviser and evaluate the performance and advice of such compensation consultant, legal counsel or other adviser; and (iv) to perform such further functions as may be consistent with the Compensation Committee charter or assigned by applicable law, the Company’s Bylaws or the Board of Directors. In performing its functions, the Compensation Committee considers, among other things, the Company’s performance and relative stockholder return, the compensation paid to executive officers of comparable companies, and the performance of the Company’s executive officers.
The Board of Directors has adopted a written charter for the Compensation Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/8118/compensation-committee-charter-2025-08-17.pdf.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee currently consists of the following members who are all independent under applicable NYSE American listing standards: Mr. Puil (Chair), Ms. Grafton and Ms. Schroeder. The purpose of the Nominating and Corporate Governance Committee is: (i) to identify and to recommend to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors; (ii) to advise the Board of Directors with respect to the Board of Directors composition, procedures and committees; (iii) to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company; and (iv) to oversee the evaluation of the Board of Directors of the Company. The Nominating and Corporate Governance Committee considers candidates, including candidates properly presented by stockholders, that possess a variety of skill sets that complement the skills that are represented by the composition of the Board of Directors at any given point in time, including public company expertise, strategic managerial and financial skills and experience, mining industry expertise, diversity, and knowledge in other areas that are strategically important to us. Other considerations include personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors.
The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee that may be viewed on Dakota Gold’s website at: https://dakotagoldcorp.com/site/assets/files/6960/nominating-and-governance-committee-charter-2023-05-17.pdf.
The following table sets forth the number of meetings held by each committee during the fiscal year ended December 31, 2025:
Committee	Number of Meetings during Fiscal year ended December 31, 2025
Audit Committee	8
Compensation Committee	4
Nominating and Corporate Governance Committee	3
Where You Can Find Additional Information About Us
We maintain a company website at www.dakotagoldcorp.com from which you can alternatively access the reports we file with the SEC. Our committee charters and other important corporate governance documents are also available on our website. Information contained on the Company’s website is not part of, and is not incorporated by reference into, this proxy statement.

OUR EXECUTIVE OFFICERS

In addition to our Chief Executive Officer, Dr. Quartermain, who also serves as a member of our Board of Directors and whose biographical information is disclosed under the heading “Proposal 1: Election of Directors — Nominees for Election,” our executive officers as of the date of this proxy statement include the following individuals:
Shawn Campbell
Mr. Campbell, 45, was appointed Chief Financial Officer of Dakota Gold in March 2022. He has over 15 years of progressively senior experience in project and operations financial management obtained via professional practice, capital markets and industry experience. Mr. Campbell served as the Chief Financial Officer for Dakota Gold’s predecessor from June 2021 to March 2022. He also served as the Chief Financial Officer of GT Gold Corp. (November 2019 – May 2021) and before that with Goldcorp Inc. in various roles, including the Head of Investor Relations (April 2018 – October 2019) and the Head of Finance for Canada and U.S. (July 2013 – March 2016). He holds a Bachelor of Commerce Degree (Distinction) from the University of Victoria, and a Diploma in Accounting (DAP) from the University of British Columbia. He is a Chartered Professional Accountant (CPA, CA) and a CFA Charter Holder.
Jack Henris
Mr. Henris, 62, was appointed President and Chief Operating Officer of Dakota Gold on June 1, 2025. He has more than 35 years of experience in the mining industry and is a graduate of the South Dakota School of Mines and Technology with a Bachelor of Science Degree in Geological Engineering. Prior to joining Dakota Gold, Mr. Henris was Chief Operating Officer for Hycroft Mining in Winnemucca, Nevada from January 2021 to March 2022. In addition, his mining experience includes General Manager, Mine Manager and Chief Mine Engineer roles with Newmont Mining in Northeastern Nevada and Colorado for 12 years (August 2005 – September 2017), Senior Mining Consultant with Stantec in Chandler, Arizona (December 2019 – January 2021) and Vice President of Mining and Geotechnical for Goldcorp in Vancouver, British Columbia, Canada (December 2017 – April 2019). Prior to that, Mr. Henris worked for Barrick in Northeastern Nevada at the Goldstrike Mine for nine years (September 1995 – March 2004) advancing through senior operational and technical roles. During his time at both Newmont and Barrick, Mr. Henris gained design and operational experience with open pit oxide heap leach developments. Also, Mr. Henris worked for Homestake Mining Company for eight years (August 1987 – September 1995) including five years at the Open Cut in Lead, South Dakota and additional exploration and technical roles in Nevada and South Dakota.
Amy Koenig
Ms. Koenig, 52, joined Dakota Gold as Senior Vice President, Chief Legal Officer and Corporate Secretary, on June 1, 2025. Prior to joining the Company in this role, she served on our Board of Directors from March 2022 until May 2025. Previously, she served as Vice President — Governance, Corporate Secretary and Deputy General Counsel for Black Hills Corporation (NYSE: BKH), an electric and gas utility company headquartered in Rapid City, South Dakota from August 2019 until May 2025. Prior to this role, she also served in legal and governance roles of increasing responsibility for Black Hills Corporation from June 2013 until August 2019. Prior to joining Black Hills Corporation in 2013, Ms. Koenig spent ten years in private practice as a litigator with Gunderson, Palmer, Nelson & Ashmore, LLP. Ms. Koenig holds a Juris Doctorate from the University of South Dakota School of Law. Before beginning her legal career, Ms. Koenig held various engineering roles of increasing responsibility in both the chemical and computer industries and holds a Bachelor of Science in chemical engineering from the South Dakota School of Mines & Technology. Ms. Koenig is a Certified Corporate Governance Professional. She also serves as the Chair of the Board of Directors of the Children’s Home Society of South Dakota, a board member for the Black Hills Community Theater and is a member of the American Association of University Women and the Blacks Hills Women in Mining Chapter.

EXECUTIVE COMPENSATION

Summary Compensation Table
The following summary compensation table summarizes the compensation paid to our named executive officers (each a “NEO”) for the 2025 fiscal year (ended on December 31, 2025) and the 2024 fiscal year (ended on December 31, 2024).
Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	All Other Compensation ($)	Total ($)
Dr. Robert Quartermain, CEO(5)	2025	117,500	400,000	250,000	650,421	—	1,417,921
	2024	—	—	150,000	—	—	150,000
Jack Henris, President & COO(6)	2025	165,038	226,000	459,000	452,550	—	1,302,588
Amy Koenig, CLO(7)	2025	176,577	196,250	406,000	301,700	—	1,080,526

(1)
The amounts reported in this column for Dr. Quartermain include a partial-year CEO salary of $78,000 and partial-year director fee of $39,000. The amounts reported in this column for Ms. Koenig include a partial-year salary of $151,577 and a partial-year director fee of $25,000.

(2)
Amounts reported in this column represent discretionary annual cash bonus amounts paid to the NEOs for fiscal year 2025. For Dr. Quartermain, the amount represents a one-time bonus for services performed as CEO. For Mr. Henris and Ms. Koenig, the amounts represent sign-on bonus, each receiving $100,000, and discretionary annual cash bonus earned in 2025.

(3)
Amounts are based on the grant date fair value, calculated in accordance with FASB Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC 718”), utilizing the assumptions discussed in Note 9 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2025. For Dr. Quartermain the amount reflects the grant date fair value of shares of the Company’s common stock awarded for director compensation. For Mr. Henris, the amount reported represents the grant date fair value of restricted stock units that were granted as a hiring inducement. For Ms. Koenig, the amount reported represents the grant date fair value of restricted stock units that were granted as a hiring inducement and shares of the Company’s common stock with a grant date fair value of $100,000 awarded March 1, 2025, for her service as a director.

(4)
Amounts are based on the grant date fair value, calculated in accordance with ASC 718, utilizing the assumptions discussed in Note 9 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2025. For Dr. Quartermain, the amount reflects a one-time option award for services performed as CEO. For Mr. Henris and Ms. Koenig, the amount represents the grant date fair value of options granted as hiring inducements.

(5)
Dr. Quartermain was appointed President and CEO of the Company on October 30, 2024. On June 1, 2025, Dr. Quartermain’s title was changed solely to CEO, coincident with Mr. Henris’s assumption of the role of President. From October 30, 2024, through September 1, 2025, Dr. Quartermain served as the Company’s President and CEO without any cash compensation. In 2024, he did not receive cash compensation for his service as a director. Beginning in 2025, Dr. Quarter began receiving cash compensation for his service as a director. On September 1, 2025, Dr. Quartermain began receiving a salary for his role as the CEO and discontinued receiving director fees.

(6)
Mr. Henris began his employment as the President and Chief Operating Officer on June 1, 2025.

(7)
Ms. Koenig began her employment as the Senior Vice President, Chief Legal Officer and Corporate Secretary on June 1, 2025.

Compensation Philosophy and Practices
The amount of compensation paid by the Company to each of the Company’s officers is determined by the Compensation Committee and the terms of their employment are determined by the Board of Directors. The Compensation Committee considers officer performance, responsibilities, and experience in considering the appropriate compensation for the Company’s officers. The primary components of our officer compensation program consist of base salary, a short-term incentive plan, and long-term incentives. The majority of the officers’ total compensation is granted as incentive compensation. Incentive compensation is intended to motivate and encourage our officers to drive performance and achieve superior results for our stockholders.

Employment Agreements and The Executive Severance Plan
The Company entered into an employment agreement with its Chief Executive Officer, Dr. Quartermain, effective as of August 19, 2025 (the “Quartermain Agreement”), with a term of one-year, pursuant to which he will receive an annual base salary of at least $312,000. Pursuant to the terms of the Quartermain Agreement, Dr. Quartermain does not receive an annual bonus. Dr. Quartermain is eligible to participate in the Company’s securities-based compensation plans, with the award of any grants being at the discretion of the Board. Prior to August 19, 2025, Dr. Quartermain did not have an employment agreement with the Company and had agreed to serve as the Company’s President and Chief Executive Officer without any cash compensation but was eligible for grants of equity-based compensation at the sole discretion of the Board. Dr. Quartermain is not eligible for any cash severance payments upon any termination of his service with the Company.
The Company entered into an employment agreement with its President and Chief Operating Officer, Mr. Henris, effective as of June 1, 2025 (the “Henris Agreement”), pursuant to which agreement he will receive an annual base salary of at least $300,000. Pursuant to the terms and conditions of the Henris Agreement, Mr. Henris will be eligible to: (i) receive an annual bonus based upon attaining certain performance criteria set by the Board with a target bonus opportunity of 60% of Mr. Henris’s annual base salary; (ii) participate in the Company’s securities-based compensation plans, and will receive long-term incentive compensation of at least $425,000, subject to vesting and performance conditions; and (iii) participate in the Dakota Gold Corp. Executive Severance Plan.
The Company entered into an employment agreement with its Senior Vice President, Chief Legal Officer and Corporate Secretary, Ms. Koenig, effective as of June 1, 2025 (the “Koenig Agreement”), pursuant to which agreement she will receive an annual base salary of at least $275,000. Pursuant to the terms and conditions of the Koenig Agreement, Ms. Koenig will be eligible to: (i) receive an annual bonus based upon attaining certain performance criteria set by the Board with a target bonus opportunity of 50% of Ms. Koenig’s annual base salary and (ii) participate in the Company’s securities-based compensation plans, and will receive long-term incentive compensation of at least $375,000, subject to vesting and performance conditions; and (iii) participate in the Dakota Gold Corp. Executive Severance Plan.
Under the Company’s executive severance Plan, adopted as of September 1, 2025, (the “Executive Severance Plan”), if the Company terminates Mr. Henris or Ms. Koenig without cause or Mr. Henris or Ms. Koenig resign for good reason, not within a change in control period, then they will be entitled to receive: (i) severance pay equal to 12 months of the participant’s annual base salary; (ii) a prorated annual bonus for the year in which the participant’s termination date occurs, provided the participant has at least three months of employment with the Company in the fiscal year in which the termination date occurs: and (iii) any outstanding restricted stock units, performance share units or options (“Outstanding Equity”) which shall become fully vested as of the termination date. If the termination of employment occurs within 12 months following a change in control, the participant shall receive: (i) severance pay equal to one times the sum of the participant’s annual base salary plus the participant’s target annual bonus for the year in which the termination date occurs; provided that should the change in control occur after the first year of employment as an officer of the Company, the participant will be eligible to receive one and one half times the sum of the participant’s annual base salary plus the participant’s target annual bonus for the year in which the termination date occurs; (ii) a prorated annual bonus for the year in which the participant’s termination date occurs, provided the participant has at least three months of employment with the Company in the fiscal year in which the termination date occurs: and (iii) any Outstanding Equity which shall become fully vested as of the termination date. If the Company terminates Mr. Henris or Ms. Koenig for cause or either officer resigns without good reason, then he or she is only entitled to receive certain accrued benefits.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the outstanding equity awards held by the Company’s NEOs as of December 31, 2025.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Other Rights That Have Not Vested ($)
Robert Quartermain	275,000	—	4.76	May 17, 2026	—	—	—	—
	—	325,000(1)	4.17	September 2, 2030	—	—	—	—
	—	—	—	—	82,508(2)	468,645	—	—
					47,170(3)	267,926
	—	—	—	—	17,795(4)	101,076	—	—
Jack Henris	—	300,000(5)	3.06	June 1, 2030	—	—	—	—
	—	—	—	—	150,000(6)	852,000	—	—
Amy Koenig	100,000	—	5.09	September 13, 2026	—	—	—	—
	—	200,000(5)	3.06	June 1, 2030	—	—	—	—
	—	—	—	—	100,000(6)	568,000	—	—
					33,003(2)	187,457
	—	—	—	—	31,447(3)	178,619	—	—
	—	—	—	—	11,863(4)	67,382	—	—

(1)
Represents unvested stock options that vest in three equal tranches on September 2, 2026, September 2, 2027, and September 2, 2028.

(2)
Represents restricted stock units that vest in three equal tranches on March 3, 2026, March 3, 2027, and March 3, 2028. The market value of the restricted stock units is calculated by multiplying the number of shares underlying the restricted stock units by 5.68, the closing price of the Company’s common stock on December 31, 2025.

(3)
Represents restricted stock units that vest in two equal tranches on March 1, 2026, and March 1, 2027. The market value of the restricted stock units is calculated by multiplying the number of shares underlying the restricted stock units by $5.68, the closing price of the Company’s common stock on December 31, 2025.

(4)
Represents restricted stock units that vest on March 1, 2026. The market value of the restricted stock units is calculated by multiplying the number of shares underlying the restricted stock units by $5.68, the closing price of the Company’s common stock on December 31, 2025.

(5)
Represents unvested stock options that vest in three equal tranches on June 1, 2026, June 1, 2027, and June 1, 2028.

(6)
Represents restricted stock units that vest in three equal tranches on June 1, 2026, June 1, 2027, and June 1, 2028. The market value of the restricted stock units is calculated by multiplying the number of shares underlying the restricted stock units by $5.68, the closing price of the Company’s common stock on December 31, 2025.

Potential Payments Upon Termination or Change of Control
The following table describes the estimated potential payments and benefits under the Company’s compensation and benefit plans and contractual agreements: (i) to which the NEOs would have been entitled if a termination of employment or change of control occurred on December 31, 2025. The actual amounts to be paid out can only be determined at the time of the NEO’s departure from the Company. The amounts reported in the table below do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of the NEOs or include distributions of plan balances under the Company’s 401(k) plan or savings plans. The amounts reported assume payment of all previously earned and unpaid salary, vacation pay and short- and long-term incentive awards.

Named Executive Officer	Termination without “Cause”(1) ($)	Resignation ($)	Death or Disability(2) ($)	Termination without “Cause” following a Change of Control(3) ($)
Dr. Robert Quartermain
Cash severance	—	—	—	—
Acceleration of equity awards	—	—	837,647	1,581,397
Total Termination Benefits	—	—	837,647	1,581,397
Jack Henris
Cash severance	480,000	—	—	660,000
Acceleration of equity awards	1,638,000	—	852,000	1,638,000
Total Termination Benefits	2,118,000	—	852,000	2,298,000
Amy Koenig
Cash severance	412,500	—	—	592,500
Acceleration of equity awards	1,584,485	—	1,001,458	1,574,458
Total Termination Benefits	1,996,958	—	1,001,458	2,176,958

(1)
Dr. Quartermain’s employment agreement does not provide for payment in the event of a termination without cause and he does not participate in the Company’s Executive Severance Plan. For Mr. Henris and Ms. Koenig, represents the value of one-time base salary, a pro-rated bonus at target, and the value of all restricted stock units, performance share units, and stock options outstanding as of December 31, 2025. Under the Executive Severance Plan, all restricted stock units, performance share units and stock options will be fully accelerated upon the occurrence of a termination without cause or good reason.

(2)
The values in this column represent the intrinsic value of unvested stock options, restricted stock units and performance share units that are subject to acceleration upon a termination due to death or disability. Such intrinsic value calculated as (x) the market value per share of the Company’s common shares minus the exercise price (if any) of the award, multiplied by (y) the number of shares underlying the unvested award. Options that are “out-of-the-money” have a value of $0 for purposes of the above table. Pursuant to the 2022 Plan outstanding award agreements: (i) unvested restricted stock units outstanding as of the date of a termination due to death or disability fully accelerate, (ii) any performance share units eligible to vest in a performance period during which such termination occurs fully vest assuming achievement of target performance and (iii) unvested stock options outstanding as of the date of a termination due to death or disability fully accelerate.

(3)
In the case of Dr. Quartermain, represents the value of all restricted stock units and stock options outstanding as of December 31, 2025. Under the 2022 Plan, all restricted stock units and stock options will be fully accelerated and upon the occurrence of a change in control. For Mr. Henris and Ms. Koenig, represents one times base salary, a target annual bonus, a pro-rated bonus at target for the fiscal year in which the termination occurred, and the value of all restricted stock units, performance share units, and stock options outstanding as of December 31, 2025. Under the 2022 Plan and the Executive Severance Plan, all restricted stock units, performance share units and stock options will be fully accelerated upon the occurrence of a change in control.

Compensation Committee Interlocks and Insider Participation
No officer or director of the Company serves as a member of the compensation committee or board of directors of another entity that has one or more officers who serve on our Board of Directors or our Compensation Committee.
Non-Executive Director Compensation
The table below summarizes the compensation provided to the Company’s non-executive directors during the fiscal year ended December 31, 2025:
Director(1)	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Total ($)
Stephen T. O’Rourke	307,500(4)	300,000	—	607,500
Jennifer S. Grafton	50,000(5)	100,000	—	150,000
Todd J. Kenner	22,500(5)	—	146,715	169,215
Kevin Puil	31,250(5)	—	146,715	177,965
Alice D. Schroeder	50,000(5)	100,000	—	150,000

(1)
As the CEO, Dr. Quartermain no longer receives cash compensation for his service as a director. The compensation he received as a director prior to receiving a salary as CEO and any equity awards granted in 2025 for service as a director are reflected in the Summary Compensation Table.

(2)
The amounts reported in this column represent grant date fair value calculated pursuant to FASB ASC Topic 718. Dr. O’Rourke was granted restricted stock units with an aggregate grant date fair value of $250,000 and Mses. Grafton and Schroeder were granted restricted stock units with an aggregate grant date fair value of $100,000, all on March 1, 2025, which will vest ratably on the three anniversaries following the grant date. Dr. O’Rourke was also granted restricted stock units with an aggregate grant date fair value of $50,000 on September 2, 2025, which will vest ratably on the three anniversaries following the grant date, in recognition of his service as Managing Director. Messrs. Kenner and Puil joined the Board on May 15, 2025, and therefore were not in service at the time of the annual director equity award grant.

(3)
Mr. Kenner and Mr. Puil were granted 100,000 options with an exercise price of $2.97 per share on May 20, 2025, which will vest ratably on the three anniversaries following the grant date.

(4)
Dr. O’Rourke received a $36,000 director fee, a $36,000 co-chair fee, and a partial year committee chair fee. In recognition of his services performed as Managing Director, he also received $12,500 per month from January 1 through the end of June, and a one-time cash payment of $150,000.

(5)
Cash fees for 2025 are based on an annual cash retainer of $36,000 and annual committee chair fees of $14,000.

Directors are also entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.
Policies and Practices for Granting Stock Options and Stock Appreciation Rights
We do not have a formal written policy in place with regard to the timing of stock option or stock appreciation awards in relation to the disclosure of material nonpublic information. Nonetheless, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. Previous awards of stock options have generally been made in tandem with and at the same time that the Company has issued other types of equity awards as part of its’ ordinary annual grant practices. Stock option grants, if made, are effective on the grant date that is determined by the Compensation Committee, and the exercise price of stock options is the closing market price of the Company’s common stock on the business day before the grant or, if the grant is made on a weekend or holiday, on the prior business day.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company engages in related party transactions that involve its officers and directors and/or companies controlled by the officers and directors. We do not have a formal written policy for the review and approval of transactions with related parties. However, the Audit Committee Charter and our Code of Ethics each provide guidelines for reviewing any “related party transaction.” In particular, our Code of Ethics requires that all related party transactions be disclosed to the Audit Committee or a special independent committee of the Board of Directors for review and approval. Additionally, our Code of Ethics prohibits conflicts of interest and provides non-exclusive examples of conduct that would violate the prohibition.
We annually require each of our directors and executive officers to complete a directors’ or officers’ questionnaire, respectively, that elicits information about related party transactions. Our Board of Directors and Chief Legal Officer annually review all transactions and relationships disclosed in the directors’ and officers’ questionnaires, and the Board of Directors makes a formal determination regarding each director’s independence. If a director were determined no longer to be independent, that director, if he or she serves on any of the Audit Committee, the Nominating and Corporate Governance Committee, or the Compensation Committee, would be removed from such committee prior to (or otherwise would not participate in) any future meetings of the committee. If the transaction were to present a conflict of interest, the Board of Directors would determine the appropriate response. As of the date of this proxy statement, we have seven directors, including five that the Board of Directors has determined as independent directors as follows: Mses. Grafton and Schroeder and Messrs. Iverson, Kenner and Puil. An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence, including those established under the Sarbanes-Oxley Act of 2002, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under Section 803A of the NYSE American Company Guide.

Indemnification of Directors and Officers
Our Certificate of Incorporation and our Bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the Delaware General Corporation Law, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. We are also permitted to maintain insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions.

OWNERSHIP OF COMMON STOCK

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the number of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The address for all listed officers and directors is 106 Glendale Drive, Suite A, Lead, South Dakota 57754.
The following table sets forth, as of the record date, the number and percentage of outstanding shares of common stock owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors and director nominees; (c) the NEOs; and (d) all current directors and executive officers, as a group. As of the record date, there were 133,517,177 shares of common stock issued and outstanding.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Class(1)
Shawn Campbell, CFO	1,003,460(2)	*
Jennifer S. Grafton, Director	191,323(3)	*
Jack Henris, President & COO	150,000(4)	*
Brian G. Iverson, Director	1,000(5)	*
Todd J. Kenner, Director	36,773(6)	*
Amy Koenig, SVP, CLO & Corporate Secretary	200,927(7)	*
Stephen T. O’Rourke, Co-Chair and Director	1,102,618(8)	*
Kevin Puil, Director	176,370(9)	*
Robert Quartermain, CEO, Co-Chair and Director	8,193,084(10)	6.1%
Alice D. Schroeder, Director	407,644(11)	*
All Directors and Officers as a Group (10 persons)	11,463,199	8.5%

*
Represents less than one percent.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The number of shares shown include shares that such person has the right to acquire within 60 days of the record date. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)
Consists of 472,776 shares of common stock, 505,684 vested options and 25,000 unvested options.

(3)
Consists of 91,323 shares of common stock and 100,000 vested options.

(4)
Consists of 100,000 unvested options and 50,000 unvested restricted stock units.

(5)
Consists of 1,000 shares of common stock.

(6)
Consists of 3,440 shares of common stock and 33,333 unvested options.

(7)
Consists of 100,928 shares of common stock, 66,666 unvested options and 33,333 unvested restricted stock units.

(8)
Consists of 827,618 shares of common stock and 275,000 vested options.

(9)
Consists of 143,037 shares of common stock and 33,333 unvested options.

(10)
Consists of 7,918,084 shares of common stock and 275,000 vested options.

(11)
Consists of 307,644 shares of common stock and 100,000 vested options.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report.
The Audit Committee is currently comprised of Alice Schroeder (Chair), Jennifer Grafton and Todd Kenner. The Audit Committee is responsible for overseeing and evaluating the Company’s financial reporting process on behalf of the Board of Directors, selecting and retaining the independent auditors, and overseeing and reviewing the internal audit function of the Company.
Management has the primary responsibility for the Company’s financial reporting process, accounting principles, and internal controls, as well as preparation of the Company’s financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). The independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing reports thereon. The Audit Committee is responsible for overseeing the conduct of these activities. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to independently verify the representations made by management and the independent auditors. The Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP or that an audit of the annual financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), or that the independent auditors are, in fact, “independent.”
The Audit Committee has met and held discussions with management and the independent auditors on a regular basis. The Audit Committee plans and schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its responsibilities. The Audit Committee’s meetings include, whenever appropriate, executive sessions with the independent auditors without the presence of the Company’s management. The Audit Committee has reviewed and discussed with both management and the independent auditors the Company’s consolidated financial statements as of the fiscal year ended December 31, 2025, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Management advised the Audit Committee that the financial statements were prepared in accordance with GAAP. The Audit Committee has relied on this representation, without independent verification, and on the representations of the independent auditors included in their report on the consolidated financial statements.
The Audit Committee discussed with the independent auditors the matters required to be discussed pursuant to the Statement of Auditing Standards, as amended, the Public Company Accounting Oversight Board (PCAOB) Auditing Standards and the NYSE American listing standards. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee has discussed with the independent auditors their independence. The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with maintaining auditor independence. The Audit Committee has concluded that the provision of non-audit services by the independent auditors was compatible with the maintenance of independence in the conduct of their auditing functions.
Based upon its review and discussions with management and the independent auditors and the reports of the independent auditors, and in reliance upon such information, representations, reports and opinions, the Audit Committee recommended that the Board of Directors approve the audited financial statements for inclusion in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, and the Board of Directors accepted the Audit Committee’s recommendations.
Submitted by the Members of the Audit Committee:
Alice D. Schroeder, Chair
Jennifer S. GraftonTodd J. Kenner

PROPOSALS FOR THE 2027 ANNUAL MEETING

Stockholders may present proposals for inclusion in our proxy materials for the 2027 annual meeting of stockholders where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by our action in accordance with the proxy rules. Pursuant to SEC Rule 14a-8(e)(2), we must receive a proposal by December 16, 2026 (120 days prior to the anniversary of the mailing date of this proxy statement) in order to consider it for inclusion in the proxy materials for the 2027 annual meeting of stockholders. Any stockholder who desires to submit a proposal for inclusion in the proxy materials for the 2027 annual meeting of stockholders must submit the proposal in writing to our Chief Legal Officer at our principal executive office located at 106 Glendale Drive, Suite A, Lead, South Dakota 57754. The form and substance of these proposals must satisfy the requirements established by our Bylaws and the SEC.
Notice of stockholder proposals and stockholder director nominations to be considered at next year’s annual meeting of stockholders but not to be included in the proxy statement must be in compliance with the advance notice procedures and informational requirements set forth in our Bylaws. In accordance with our Bylaws, to be timely, such stockholder’s notice must be delivered to our Chief Legal Officer at our principal executive office located at 106 Glendale Drive, Suite A, Lead, South Dakota 57754, not later than the close of business on February 26, 2027 (the 90th day prior to the first anniversary of the 2026 annual meeting of stockholders) nor earlier than the close of business on January 27, 2027 (the 120th day prior to the first anniversary of the 2026 annual meeting of stockholders); provided, however, that in the event that the 2027 annual meeting of stockholders is held prior to April 27, 2027 (30 days before the first anniversary of the 2026 annual meeting of stockholders) or after August 5, 2027 (70 days after the first anniversary of the 2026 annual meeting of stockholders), for notice by the stockholder to be timely it must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting date and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public disclosure of the date of such meeting is first made by Dakota Gold.

OTHER MATTERS

Our management and the Board of Directors know of no other matters to be brought before the annual meeting. If other matters are presented properly to the stockholders for action at the annual meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the common stock represented by such proxy are entitled to vote.
You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the annual meeting, as we hope you will, you may vote your shares during the annual meeting.
By order of the Board of Directors,
/s/ Robert Quartermain

Robert Quartermain
Co-Chairman

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV91714-P49178DAKOTA GOLD CORP.DAKOTA GOLD CORP.106 GLENDALE DRIVESUITE A LEADSOUTH DAKOTA, 577541a. Jennifer S. Grafton1b. Brian G. Iverson1c. Todd J. Kenner1d. Stephen T. O’Rourke1e. Kevin Puil1f. Robert Quartermain1g. Alice D. SchorederFor Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !Nominees:1. The election of each of the seven nominated directors:The Board of Directors recommends you vote FOR thefollowing proposals:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.2. The ratification of the appointment of Deloitte & Touche LLP,as the Company’s independent registered publicaccountant, for the fiscal year ending December 31, 2026.NOTE: Such other business as may properly come before themeeting or any adjournment thereof.SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time on May 26, 2026. Have your proxy cardin hand when you access the website and follow the instructions to obtain your recordsand to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on May 26, 2026. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

V91715-P49178Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.Continued and to be signed on reverse sideDAKOTA GOLD CORP.ANNUAL MEETING OF STOCKHOLDERSMAY 27, 2026 8:00 A.M. MOUNTAIN TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) Jack Henris, Shawn Campbell and Amy Koenig, or either of them, as proxies, each withthe power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverseside of this ballot, all of the shares of Common/Preferred Stock of DAKOTA GOLD CORP. that the stockholder(s) is/are entitledto vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Mountain Time on Wednesday, May 27, 2026,at 106 Glendale Drive, Suite A, Lead SD, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.